                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant / /


Check the appropriate box:
/X/   Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /   Definitive proxy statement |_| Definitive additional materials
/ /   Soliciting material pursuant to Rule 14a-12


                         Security Financial Bancorp, Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                         Security Financial Bancorp, Inc.
--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

          N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which  transactions  applies:

          N/A

-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          N/A

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

          N/A
--------------------------------------------------------------------------------
(5)   Total Fee paid:

          N/A
--------------------------------------------------------------------------------

/ / Fee paid previously  with  preliminary  materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

          N/A
--------------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:

          N/A
--------------------------------------------------------------------------------
(3) Filing party:

          N/A
--------------------------------------------------------------------------------
(4)   Date filed:

          N/A
--------------------------------------------------------------------------------

                              ___________, 2000




Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Security Financial Bancorp, Inc. The meeting will be held at Security Financial's main office located at 9321 Wicker Avenue, St. John, Indiana on Thursday, October 19, 2000 at 5:00 p.m., local time. This will be the first annual meeting since Security Federal Bank & Trust converted from the mutual to stock form of organization on January 5, 2000.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crowe, Chizek and Company LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      The Board of Directors of the Company has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE APPROVAL OF THE SECURITY FINANCIAL BANCORP, INC. 2000 STOCK-BASED INCENTIVE PLAN AND "FOR" THE RATIFICATION OF CROWE, CHIZEK & COMPANY LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed WHITE proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

          IF YOU HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CONTACT OUR
         PROXY SOLICITOR, GEORGESON SHAREHOLDER COMMUNICATIONS, INC.,
                              AT (___) ___-____.

      We look forward to seeing you at the meeting.

                                    Sincerely,



                                    John P. Hyland
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                        SECURITY FINANCIAL BANCORP, INC.
                              9321 WICKER AVENUE
                            ST. JOHN, INDIANA 46373
                                (219) 365-4344

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


     On Thursday, October 19, 2000, Security Financial Bancorp, Inc. will hold its annual meeting of stockholders at Security Financial's main office located at 9321 Wicker Avenue, St. John, Indiana at 5:00 p.m., local time, for the following purposes:

      1.  To elect three directors to serve for a term of three years;

      2. To consider and vote upon a proposal to approve the Security Financial Bancorp, Inc. 2000 Stock-Based Incentive Plan;

      3. To ratify the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending June 30, 2001; and

      4. To transact any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Only stockholders of record at the close of business on ___________, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of WHITE proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS




                                    Lawrence R. Parducci
                                    CORPORATE SECRETARY


St. John, Indiana
___________, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                               PROXY STATEMENT
                                      OF
                       SECURITY FINANCIAL BANCORP, INC.

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                               OCTOBER 19, 2000

--------------------------------------------------------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security Financial Bancorp, Inc. ("Security Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. The annual meeting will be held at Security Financial's main office located at 9321 Wicker Avenue, St. John, Indiana on Thursday, October 19, 2000 at 5:00 p.m., local time. This proxy statement and the enclosed WHITE proxy card are being first mailed to stockholders on or about ___________, 2000.

--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Security Financial common stock only if the records of the Company show that you held your shares as of the close of business on ___________, 2000. As of the close of business on ___________, 2000, a total of 1,938,460 shares of Security Financial common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

VOTE REQUIRED

      The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non- votes will have no effect on the outcome of the election. In voting on the approval of the Security Financial Bancorp, Inc. 2000 Stock-Based Incentive Plan and the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The adoption of the plan and the ratification of Crowe, Chizek and Company LLP as independent auditors will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On these matters, abstentions and broker non-votes will have no effect on the voting.

VOTING BY PROXY

      This proxy statement is being sent to you by the Board of Directors of Security Financial for the purpose of requesting that you allow your shares of Security Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Security Financial common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a WHITE proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE SECURITY FINANCIAL BANCORP, INC. 2000 STOCK-BASED INCENTIVE PLAN AND FOR RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Security Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Security Financial common stock is held "in street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

      IF YOU HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CONTACT OUR PROXY SOLICITOR, GEORGESON SHAREHOLDER COMMUNICATIONS, INC., AT (___) ___-____.

PARTICIPANTS IN THE SECURITY FEDERAL BANK & TRUST ESOP AND THE 401(K) PLAN

      If you participate in the Security Federal Bank & Trust ("Security Federal") Employee Stock Ownership Plan (the "ESOP"), or if you hold shares of Security Financial common stock through Security Federal's 401(k) Plan, you will receive with this proxy statement along with a voting instruction form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. As of ___________, 2000, no shares have been allocated to participants' accounts under the ESOP. However, for the sole purpose of voting on the matters presented at the annual meeting, each participant will be deemed to have one share allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the Security Financial Bancorp, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received timely voting instructions. The deadline for returning your voting instructions to each of the plan's trustees is October 12, 2000.

--------------------------------------------------------------------------------

                               STOCK OWNERSHIP

--------------------------------------------------------------------------------

      The following table provides information as of ___________, 2000 with respect to persons known to Security Financial to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                        PERCENT OF
                                     NUMBER OF         COMMON STOCK
NAME AND ADDRESS                   SHARES OWNED        OUTSTANDING
------------------                ---------------     -------------

Paul J. Duggan                      186,400(1)            9.62%
53 West Jackson Boulevard
Suite 400
Chicago, Illinois 60604

John Wm. Palmer                     178,000(2)            9.18%
Richard J. Lashley
PL Capital, LLC
2015 Spring Road, Suite 290
Oak Brook, Illinois 60523

Security Federal Bank & Trust       155,076(3)            8.00%
Employee Stock Ownership Plan
9321 Wicker Avenue
St. John, Indiana 46373

David M. W. Harvey                  100,000(4)            5.20%
P.O. Box 3178
Gardnerville, Nevada 89410
-----------------------------
(1)  Paul  J. Duggan,  Jackson  Boulevard  Capital  Management,  Ltd.,   Jackson
     Boulevard  Equities,  L.P.,  Jackson Boulevard  Investments,  L.P., Jackson
     Offshore  Fund,  Ltd.  and  Jackson  Boulevard  Partners  are  deemed to be beneficial owners of 186,400,  90,600, 43,500, 27,200, 19,900 and 87,800 of
     these  shares,  respectively.  Based  on  information  in a  Schedule  13D,
     Amendment  No. 1, filed  jointly on May 26,  2000 with the  Securities  and
     Exchange Commission.
(2)  Financial  Edge  Fund.  L.P.,  Financial  Edge - Strategic  Fund,  L.P., PL
     Capital,  LLC, John Wm. Palmer,  Richard J. Lashley and Beth R. Lashley are
     deemed to be  beneficial  owners of  176,900,  176,900,  176,900,  177,000,
     177,900 and 1,000 of these shares, respectively.  Based on information in a
     Schedule  13D,  Amendment  No. 1, filed  jointly  on May 22,  2000 with the
     Securities and Exchange Commission.
(3)  Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants.  Subject to their fiduciary responsibility, the trustee will vote unallocated shares and allocated  shares for which no timely voting  instructions are received in the same  proportion  as shares  for which  they  have  received  voting instructions from participants. As of ___________, 2000, no shares had been allocated  under the ESOP.  Therefore,  each ESOP  participant is deemed to have one share of Security  Financial common stock in the ESOP allocated to his or her account for the sole purpose of providing voting instructions to the trustee.

(4) Everest Partners Limited Partnership (d.b.a. Everest Partners, L.P.), Everest Managers, L.L.C. and David M. W. Harvey are deemed to be beneficial owners of 100,000, 100,000 and 100,000 of these shares, respectively. Based on information in a Schedule 13D filed jointly on February 18, 2000 with the Securities and Exchange Commission.

      The following table provides information about the shares of Company common stock that may be considered to be beneficially owned by each nominee for director nominated by the Board of Directors and by all directors and executive officers of the Company as a group as of ___________, 2000. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.


                                     NUMBER OF       PERCENT OF COMMON STOCK
              NAME                 SHARES OWNED          OUTSTANDING(1)
   ---------------------------   -----------------   ----------------------

   Mary Beth Bonaventura               5,100                    *

   Howard O. Cyrus                     1,000                    *

   Dr. Peter Ferrini                  28,100                    1.45

   John P. Hyland                      3,310                    *

   Tula Kavadias                         500                    *

   Robert L. Lauer                     2,680(2)                 *

   Lawrence R. Parducci                4,000                    *

   Philip T. Rueth                    10,000(3)                 *

   Robert A. Vellutini                10,000                    *

   All directors and executive        80,100                    4.13%
   officers as a group (16 persons)

* Less than 1% of shares outstanding.
(1)Based on 1,938,460 shares of Company common stock outstanding and entitled to vote as of ___________, 2000.
(2)Includes 1,400 shares owned by Mr. Lauer's spouse's trust.
(3)Includes 5,000 shares owned by Mr. Rueth's spouse's trust.

--------------------------------------------------------------------------------

           INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

--------------------------------------------------------------------------------

      The Board of Directors' three nominees for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. No Board of Directors' nominee was nominated according to an agreement or understanding between the nominee and Security Financial. Mr. Hyland does have employment agreements with Security Financial and Security Federal. See "EXECUTIVE COMPENSATION--EMPLOYMENT AGREEMENTS."

      After obtaining shareholder approval, Security Financial and Security Federal will consider granting to directors, officers and employees of Security Federal and Security Financial stock options and awards in the form of shares of common stock under the Security Financial Bancorp, Inc. 2000 Stock-Based Incentive Plan.

------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

------------------------------------------------------------------------------

      The Company's Board of Directors consists of nine members. Eight directors are independent and one is a member of management. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term, or until their respective successors have been elected and qualified, are John P. Hyland, Tula Kavadias and Philip T. Rueth, all of whom are currently directors of Security Financial and Security Federal.

      The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES NOMINATED BY THE BOARD OF DIRECTORS NAMED IN THIS PROXY STATEMENT.

      Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of June 30, 2000. The indicated period of service as a director includes the period of service as a director of Security Federal. The business address for each of the Board of Directors' nominees and the directors continuing in office is c/o Security Financial Bancorp, Inc., 9321 Wicker Avenue, St. John, Indiana 46373.

                                BOARD NOMINEES

      JOHN P. HYLAND has served as President and Chief Executive Officer of Security Financial and Security Federal since September 1999 and October 1998, respectively. Prior to joining Security Federal, Mr. Hyland served as Director, President and Chief Executive Officer of Southwest Financial Bank and Trust, Orland Park, Illinois, and as Director and Vice President for Southwest Financial Corporation, the holding company for Southwest Financial Bank and Trust. Age 49. Director since 1999.

      TULA KAVADIAS is an attorney admitted to the Bar of the State of Indiana. Ms. Kavadias is the sole proprietor of the law firm of Tula Kavadias & Associates. Age 43. Director since 1997.

      PHILIP T. RUETH is a certified public accountant for Steiber, Rueth & Co., a certified public accounting firm. Mr. Rueth is also a registered representative for Terra Securities Corporation, a broker dealer. Age 54. Director since 1997.

                        DIRECTORS CONTINUING IN OFFICE

      The following directors have terms ending in 2001:

      MARY BETH BONAVENTURA is a Senior Judge of the Lake Superior Court, Juvenile Division. Ms. Bonaventura was elected as Chief Judge of the Lake Superior Courts for the 1997-1998 term. Age 46. Director since 1992.

      LAWRENCE R. PARDUCCI is a pharmacist, consultant and pharmacy insurance solicitor for Fagen Pharmacy, a 20-store pharmacy chain. Age 69. Director since 1988.

      ROBERT A. VELLUTINI is a Vice President of Investments for A.G. Edwards & Sons, Inc., a financial services and brokerage firm. Mr. Vellutini is the first cousin of Dr. Ferrini. Age 55. Director since 1999.

      The following directors have terms ending in 2002:

      HOWARD O. CYRUS, SR. is the owner of and real estate broker for Cyrus Realtors, Inc., a corporation specializing in the sales, leasing, appraisals and management of commercial/industrial properties. Age 62. Director since 1996.

      DR. PETER FERRINI is a retired oral surgeon. Dr. Ferrini is the uncle of Mr. Lauer and is the first cousin of Mr. Vellutini. Age 76. Director since 1977.

      ROBERT L. LAUER is a Vice President of Investments and Assistant Branch Manager for A.G. Edwards & Sons, Inc. a financial services and brokerage firm. Mr. Lauer is the nephew of Dr. Ferrini. Age 45. Director since 1998.

      In addition, John Palmer has notified Security Financial of his intent to nominate John Palmer, Naperville, Illinois and Richard Lashley, Warren, New Jersey for election to the Board of Directors, and Vincent Cainkar has notified Security Financial of his intention to nominate Vincent Cainkar, Burbank, Illinois for election to the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of the Company and Security Federal is conducted through meetings and activities of their Boards of Directors and their committees. During the year ended June 30, 2000, the Board of Directors of the Company held seven meetings and the Board of Directors of Security Federal held 12 regular meetings and six special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he or she served.

      The Audit Committee, consisting of Ms. Bonaventura, Mr. Hyland, Ms. Kavadias, Mr. Rueth and Mr. Vellutini, receives and reviews all reports prepared by the Company's independent auditors. This committee met one time during the year ended June 30, 2000.

      The Compensation Committee of the Company, consisting of Ms. Bonaventura, Mr. Hyland, Mr. Lauer and Mr. Parducci, and the Compensation Committee of the Bank, consisting of Ms. Bonaventura, Ms. Kavadias, Mr. Parducci and Mr. Rueth, are responsible for all matters regarding the Company's and the

Bank's employee compensation and benefit programs. These committees met four times during the year ended June 30, 2000.

      The Nominating Committee, consisting of the full Board of Directors, selects annually the nominees for election as directors. This committee met on August 3, 2000 to select management's nominees for election as directors at this annual meeting. The Company's Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws. See "STOCKHOLDER PROPOSALS."

DIRECTORS' COMPENSATION

      MEETING FEES. Security Federal pays a fee to each of its non-management directors for attendance at each board meeting and each meeting of a committee of which they are members. The following table sets forth the meeting fees in effect for the fiscal year ended June 30, 2000:


                                          FEES
                                         ------
Regular Board Meetings
   Chairman......................        $2,000
   Vice-Chairman.................        $1,600
   Director......................        $1,000
Special Board Meetings...........          $500
Committee Meetings...............          $250

      Security Financial pays an annual retainer of $2,500 for service on its Board of Directors.

      DIRECTOR'S RETIREMENT PLAN. Security Federal maintains a retirement program for incumbent nonemployee directors to provide a retirement income supplement for directors. Current directors who attain the normal retirement age of 65 have the option upon retirement to receive a benefit of approximately $1,000 for each year of service payable either a) in a lump sum payment or b) in a payment with 50% of such sum being paid upon retirement and the balance being paid in two equal annual installments for the two years immediately following retirement. If a director dies while still serving on the Board of Directors, the director's estate will receive an amount equal to $1,000 for each year of service payable in a lump sum.

------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

      The following information is furnished for John P. Hyland. No other executive officer of Security Financial or Security Federal received salary and bonus of $100,000 or more during the year ended June 30, 2000.


                                      ANNUAL
                                 COMPENSATION (1)(2)
                                 -------------------
                                                        ALL OTHER
NAME AND POSITION          YEAR   SALARY    BONUS    COMPENSATION(3)
--------------             ----   -------  --------  ------------

John P. Hyland             2000   $176,346  $18,365       $15,250
  President and Chief      1999    134,778       --            --
    Executive Officer

(1)Compensation information for 1998 has been omitted because Security Financial was not a public company nor a subsidiary of a public company at that time.
(2)Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(3)Represents director fees.

EMPLOYMENT AGREEMENTS

      EMPLOYMENT AGREEMENTS. Effective January 5, 2000, Security Federal and Security Financial entered into three-year employment agreements with Mr. Hyland. Under the employment agreements, the current salary level for Mr. Hyland is $176,346. On the anniversary of the commencement date of the employment agreements, the term of the employment agreements may be extended for an additional year at the discretion of the Board of Directors. The agreements are terminable by the employers at any time or by Mr. Hyland if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by applicable regulations. If Mr. Hyland's employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence, Security Federal or Security Financial would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

      The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of Security Federal or Security Financial. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, Mr. Hyland is assigned duties inconsistent with his position, duties, responsibilities and status immediately before such change in control.

      Even though both Security Federal and Security Financial employment agreements provide for a severance payment if a change in control occurs, Mr. Hyland would only be entitled to receive a severance payment under one agreement. Mr. Hyland would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or any other payments triggered liability under the Internal Revenue Code as an excise tax constituting "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times Mr. Hyland's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times Mr. Hyland's average compensation over the preceding five-year period.

      Payments to Mr. Hyland under Security Federal's employment agreement will be guaranteed by Security Financial if payments or benefits are not paid by Security Federal. Payment under Security Financial' employment agreement would be made by Security Financial. The employment agreements also provide that Security Federal and Security Financial will indemnify Mr. Hyland to the fullest extent legally allowable.

      The employment agreements restrict Mr. Hyland from competing against Security Financial or Security Federal for a period of one year from the date of termination of the agreement if Mr. Hyland is terminated without cause, except if such termination occurs after a change in control.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Security Federal has implemented a plan to provide for supplemental benefits with respect to the tax-qualified retirement plan benefits otherwise limited by certain provisions of the Internal Revenue Code. Specifically, the supplemental executive retirement plan will provide benefits to eligible individuals (designated by the Board of Directors of Security Federal or its affiliates) that cannot be provided under the tax-qualified plans as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under these plans but for such limitations. The supplemental executive retirement plan also provides eligible individuals with a supplemental benefit upon a change in control before the complete scheduled repayment of the employee stock ownership plan loan. This benefit is intended to provide the eligible individual with the employee stock ownership benefit that would have otherwise been provided during the loan repayment period, but for the change in control. An individual's benefits under the supplemental executive retirement plan will generally become payable at the same time benefits become payable under the tax-qualified plans.

------------------------------------------------------------------------------

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

------------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Security Financial common stock during the year ended June 30, 2000, except that the following transactions by the following individuals were not reported on a timely basis on Form 4 due to administrative error: one report containing two purchase transactions by Dr. Ferrini. These transactions were subsequently reported on a Form 4.

------------------------------------------------------------------------------

                         TRANSACTIONS WITH MANAGEMENT

------------------------------------------------------------------------------

LOANS AND EXTENSIONS OF CREDIT

      Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, must not involve more than the normal risk of repayment or present other unfavorable features. Security Federal currently does make new loans and extensions of credit to Security Federal's executive officers, directors and employees at different rates or terms than those offered to the general public; however, Security Federal does not give preference to any director or officer over any other employee, and such loans do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $500,000 or 5% of Security Federal's capital and surplus, up to a maximum of $3.0 million, must be approved in advance by a majority of the disinterested members of the Board of Directors. As of June 30, 2000, no directors or executive officers had aggregate indebtedness to Security Financial or Security Federal based on preferential terms is excess of $60,000.

--------------------------------------------------------------------------------

        PROPOSAL 2 -- APPROVAL OF THE SECURITY FINANCIAL BANCORP, INC.
                       2000 STOCK-BASED INCENTIVE PLAN

--------------------------------------------------------------------------------

      The Board of Directors of the Company is presenting for stockholder approval the Security Financial Bancorp, Inc. 2000 Stock-Based Incentive Plan, in the form attached to this proxy statement as Appendix A. The purpose of the plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors of the Company and Security Federal, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the plan which is qualified in its entirety by the complete text of the plan.

GENERAL

      The plan authorizes both the grant of options to purchase common stock of the Company and the award of restricted shares of common stock. Subject to certain adjustments to prevent dilution of awards to participants, the number of shares of common stock reserved for awards under the plan is 271,384 shares, consisting of 193,846 shares reserved for options and 77,538 shares reserved for restricted stock awards. All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the plan. The plan will be administered by a committee (the "Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the plan. If authorized but unissued shares are used to satisfy restricted stock awards and the exercise of options granted under the plan, the number of outstanding shares will increase and will have a dilutive effect on the holdings of existing stockholders. Security Financial may establish a trust under which the trustee will purchase, with contributions from the Company or Security Federal, previously issued shares to fund the Company's obligation for restricted stock awards. As of the date of this proxy statement, no awards have been granted under the plan.

TYPES OF AWARDS

      GENERAL. The plan authorizes the grant of awards in the form of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options"; and (3) grants of restricted shares of common stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

      OPTIONS. Subject to the terms of the plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any other form permitted by the Committee at its discretion. See "ALTERNATE OPTION PAYMENTS" below. The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

      All options granted under the plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, will be eligible to receive non-statutory stock options.

      Unless the Committee determines otherwise, upon termination of an option holder's services for any reason other than death, disability, retirement, change in control or termination for cause, all then exercisable options will remain exercisable for three months following termination, or if sooner, the expiration of the term of the option. If an option holder dies or becomes disabled all unexercisable options will become exercisable and remain exercisable for one year, or if sooner, the expiration of the term of the option. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled. If an option holder retires, all unvested options will be canceled and all vested options will remain exercisable for one year following retirement. However, the Committee may permit all unvested stock options to continue to vest provided the option holder remains employed by Security Financial or Security Federal as a consultant or advisor or continues to serve Security Financial or Security Federal as a director, advisory director or director emeritus. In the event an option holder is terminated in connection with a change in control of Security Financial or Security Federal, the option holder may exercise only those options that are immediately exercisable as of the option holder's date of termination of service for a period of one (1) year following his or her termination date. Incentive stock options exercised more than three months after an option holder has terminated service in connection with a change in control or retirement will be treated as non-statutory stock options for tax purposes.

      Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of stock options.

      RESTRICTED STOCK AWARDS. Subject to the terms of the plan and applicable regulation, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest or any other conditions which must be satisfied before vesting. Stock award recipients may also receive amounts equal to accumulated cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock. In addition, before vesting, recipients of restricted stock awards may also direct the voting of shares of common stock granted to them.

      Unless the Committee determines otherwise, upon termination of the services of a holder of a stock award for any reason other than death, disability or retirement, all the holder's rights in unvested restricted stock awards will be canceled. If the holder of the stock award dies or becomes disabled, all unvested restricted stock awards held by such individual will become fully vested. If the holder of a stock award retires, all unvested restricted stock awards held by such individual will be canceled. However, the Committee may permit all unvested stock awards to continue to vest provided the holder of a stock award remains employed by Security Financial or Security Federal as a consultant or advisor or continues to serve Security Financial or Security Federal as a director, advisory director or director emeritus.

FEDERAL INCOME TAX TREATMENT

      OPTIONS. An option holder will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

      In the case of the exercise of a non-statutory stock option, an option holder will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. If shares received through the exercise of an incentive stock option are disposed of before the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

      RESTRICTED STOCK AWARDS. A participant who has been awarded restricted stock under the plan and does not make an election under Section 83(b) of the Internal Revenue Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividend paid to the recipient on the restricted stock at or before such time will be ordinary compensation income to the recipient and deductible as such by the Company.

      A  recipient  of a  restricted  stock  award who makes an  election  under
Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

ALTERNATE OPTION PAYMENTS

      Subject to the terms of the plan, the Committee has discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the award agreement covering such options or may reserve its decision to the time of exercise. An option will not be considered exercised until payment in full is accepted by the Committee. Any shares of common stock tendered in payment of the exercise price of an option will be valued at the fair market value of the common stock on the date before the date of exercise.

AMENDMENTS

      Subject to certain restrictions contained in the plan, the Board of Directors or the Committee may amend the plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

ADJUSTMENTS

      If there is any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or if an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, the Committee may be required to obtain approval of the Office of Thrift Supervision before any such adjustment. All awards under the plan will be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

      Unless the Committee determines otherwise, awards under the plan will not be transferable by the recipient other than by will or the laws of intestate succession or according to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, if the participant dies.

STOCKHOLDER APPROVAL, EFFECTIVE DATE OF PLAN AND REGULATORY COMPLIANCE

      The plan provides that it shall become effective on January 6, 2001, subject to prior approval of the plan by the Company's stockholders. The effective date has been delayed until January 6, 2001 to ensure compliance with federal regulations that would otherwise limit the terms of awards under the plan and, specifically, the circumstances in which the vesting of outstanding awards may be accelerated. Accordingly, assuming stockholder approval, the plan may not be implemented and no awards may be made before January 6, 2001. Implementation of the plan is subject to the regulations of the Office of Thrift Supervision. The Office of Thrift Supervision has not endorsed or approved the plan.

NEW PLAN BENEFITS

      As of the date of this proxy statement, no decisions have been made regarding the granting of any options or stock awards under the plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE SECURITY FINANCIAL BANCORP, INC. 2000 STOCK-BASED INCENTIVE PLAN.

--------------------------------------------------------------------------------

              PROPOSAL 3 -- RATIFICATION OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

      The Board of Directors has appointed Crowe, Chizek and Company LLP to be its independent auditors for the 2001 fiscal year, subject to the ratification by stockholders. A representative of Crowe, Chizek and Company LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Board of Directors may consider other independent auditors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

------------------------------------------------------------------------------

                     STOCKHOLDER PROPOSALS AND NOMINATIONS

------------------------------------------------------------------------------

      Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than May 22, 2001. If next years annual meeting is held on a date more than 30 calendar days from October 19, 2001, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

--------------------------------------------------------------------------------

                                 MISCELLANEOUS

--------------------------------------------------------------------------------

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Security Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company has retained Georgeson Shareholder Communication, Inc. to assist in soliciting proxies for a fee of $4,000, plus reimbursable expenses.

      The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on ___________, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

      A COPY OF THE COMPANY'S FORM 10-KSB, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED JUNE 30, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON ___________, 2000 UPON WRITTEN REQUEST TO LAWRENCE R. PARDUCCI, CORPORATE SECRETARY, SECURITY FINANCIAL BANCORP, INC., 9321 WICKER AVENUE, ST. JOHN, INDIANA 46373.

      Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed WHITE proxy card in the enclosed WHITE envelope.

                       BY ORDER OF THE BOARD OF DIRECTORS



                                    Lawrence R. Parducci
                                    CORPORATE SECRETARY


St. John, Indiana
___________, 2000

                                REVOCABLE PROXY
                       SECURITY FINANCIAL BANCORP, INC.
                        ANNUAL MEETING OF STOCKHOLDERS

                               OCTOBER 19, 2000
                             5:00 P.M., LOCAL TIME
                        -------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of Security Financial Bancorp, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on October 19, 2000, at 5:00 p.m., local time, at Security Financial's main office located at 9321 Wicker Avenue, St. John,
Indiana and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

      1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

           John P. Hyland, Tula Kavadias and Philip T. Rueth


                                                            FOR ALL
           FOR                VOTE WITHHELD                 EXCEPT
           ---                -------------                 ------

           / /                    / /                        / /

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

      2. The approval of the Security Financial Bancorp, Inc. 2000 Stock-Based Incentive Plan.

           FOR                      AGAINST                 ABSTAIN
           ---                      -------                 -------

           / /                        / /                     / /


      3. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Security Financial Bancorp, Inc. for the fiscal year ending June 30, 2001.

           FOR                      AGAINST                 ABSTAIN
           ---                      -------                 -------

           / /                        / /                     / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.



                                          Dated:________________________________



                                          --------------------------------------
                                          SIGNATURE OF STOCKHOLDER



                                          --------------------------------------
                                          SIGNATURE OF CO-HOLDER (IF ANY)


      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated ___________, 2000 and of the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                         -----------------------------

     PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS WHITE PROXY IN THE
                    ENCLOSED POSTAGE-PAID WHITE ENVELOPE.